October 25, 2022

BNY MELLON VARIABLE INVESTMENT FUND

- Opportunistic Small Cap Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and Andrew Leger. Mr. Kent has served as lead portfolio manager of the fund since March 2019. Mr. Leger has been a portfolio manager of the fund since September 2021. Mr. Kent is Deputy Head of Equity Opportunities and a portfolio manager at NIMNA. Mr. Leger is a portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and Andrew Leger. Mr. Kent has served as lead portfolio manager of the fund since March 2019. Mr. Leger has been a portfolio manager of the fund since September 2021. Mr. Kent is Deputy Head of Equity Opportunities and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since February 2019. Prior to joining a predecessor company of NIMNA, Mr. Kent was a portfolio manager at Wellington Management, which he joined in 2011. Mr. Leger is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

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